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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-41458, 333-78417, 333-30375) of ADTRAN, Inc. of
our report dated January 28, 2002, relating to the financial statements and financial statement schedule, which appears in this Form 10-K. We also consent to the references to us in the headnote to the "Selected Financial Data" in Part II, Item 6 of this Form 10-K.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Birmingham, Alabama
March 29, 2002